UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant To Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )
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Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
☐ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12
CADENCE DESIGN SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Cadence Design Systems, Inc. Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to Be Held on Tuesday, May 10, 2011 The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/cdns This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 1, 2011 to facilitate timely delivery. TO REQUEST PAPER COPIES OF PROXY MATERIALS: (please reference your 11-digit control number when requesting materials) By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file. Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 1-201-680-6688). Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/cdns TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares. Dear Stockholder: The 2011 Annual Meeting of Stockholders of Cadence Design Systems, Inc. (the “Company”) will be held at the offices of the Company located at 2655 Seely Avenue, Building 10, San Jose, California 95134, on Tuesday, May 10, 2011, at 1:00 p.m. Pacific time. Proposals to be considered at the Annual Meeting: (1) To elect directors to serve until the 2012 Annual Meeting of Stockholders and until their successors are elected and qualified, or until the directors’ earlier death, resignation or removal. (2) To approve the 2000 Equity Incentive Plan, including an increase in the number of shares of common stock reserved for issuance thereunder. (3) To re-approve the performance goals under the Senior Executive Bonus Plan for compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended. (4) To re-approve of the performance goals under the 1987 Stock Incentive Plan for compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended. (5) To approve an amendment to the 1987 Stock Incentive Plan, including an increase in the number of shares of common stock reserved for issuance thereunder. (6) To vote on a non-binding advisory resolution regarding executive compensation. (7) To vote on a non-binding resolution regarding the frequency of non-binding stockholder votes regarding executive compensation. (8) To ratify the selection of KPMG LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2011. (9) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. The Board of Directors of the Company recommends a vote “FOR” proposals 1, 2, 3, 4, 5, 6 and 8 and “1 YEAR” on proposal 7. The Board of Directors of the Company has fixed the close of business on March 15, 2011 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the 2011 Annual Meeting of Stockholders and at any adjournment or postponement thereof. CONTROL NUMBER YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY OR BY TELEPHONE. 96239

Stockholders of record as of the Record Date are cordially invited and encouraged to attend the 2011 Annual Meeting of Cadence Design Systems, Inc. To receive directions to this Annual Meeting, please visit our corporate website at http://www.cadence.com. Meeting Location: Cadence Design Systems, Inc. 2655 Seely Avenue, Building 10 San Jose, California 95134 The following Proxy Materials are available for you to review online: • the Company’s 2011 Proxy Statement; • the Company’s Annual Report for the fiscal year ended January 1, 2011 (which is not incorporated into the proxy soliciting materials); and • any amendments to the foregoing materials that are required to be furnished to stockholders. To request a paper copy of the Proxy Materials: (you must reference your 11-digit control number located on the reverse side of this form) Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 1-201-680-6688) Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/cdns The Proxy Materials for Cadence Design Systems, Inc. are available to review at: http://www.proxyvoting.com/cdns Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your Proxy Materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY OR BY TELEPHONE. HOW TO VOTE BY INTERNET OR TELEPHONE We encourage you to access and review the Proxy Materials online before voting. Use the Internet or call the telephone number provided to vote your shares. Have this notice in hand when you access the website or call the telephone number provided. On the landing page of the above website in the box labeled “To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares. You will need to reference the 11-digit control number located on the reverse side. 96239